EXHIBIT 99.2

China Sun Group’s New Iron Remover Improves Safety and Performance of Batteries

LIAONING PROVINCE, China: March 18, 2008: China Sun Group High-Tech Co. (OTCBB: CSGH), which through its majority-owned subsidiary Da Lian Xin Yang High-Tech Development Co. Ltd ("DLX") has the second largest cobalt series production capacity in the People’s Republic of China, announced today that following six months of research by its internal technical staff, DLX has unveiled a new white steel, highly efficient, water magnetic iron remover. The remover reduces iron pollution by eliminating large quantities of broken metal bits produced during normal machine operations, hence producing better quality finished end products. The remover is now operational in all DLX equipment.

“The adoption of this equipment not only increases our products’ performance, but also decreases their iron content to less than 0.004%. According to the People’s Republic of China Nonferrous Metals Industry Standard Schedule II, the percentage of iron in cobaltosic oxide should be less than 0.01%. We have exceeded these standards for environmental protection. We believe that we have created a reliable foundation for battery products’ conductibility and safety and this should lead to greater acceptance of our products by the marketplace,” said Wang Bin, CEO and President of the China Sun Group High-Tech Co.

About China Sun Group High-Tech Co.
China Sun Group High-Tech Co., formerly known as Capital Resource Funding, produces anode materials used in lithium ion batteries. Through its majority-owned operating subsidiary, Da Lian Xin Yang High-Tech Development Co. Ltd ("DLX"), the company primarily produces cobaltosic oxide and lithium cobalt oxide. According to the China Battery Industry Association, DLX has the second largest cobalt series production capacity in China. Through its R&D group, DLX owns a proprietary series of nanometer technologies that supply state-of-the-art components for advanced lithium ion batteries. Leveraging its technological leadership in China, high-quality product line and scalable production capacity, DLX plans to create a fully integrated supply chain from the primary manufacturing of cobalt ore to finished products, including lithium ion batteries. For more information, visit http://www.china-sun.cn/English/Aboutus.asp.

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Contact:
Thomas Yang, Assistant to the President
China Sun Group
Tel: 917.432.9350
yang_xianfu@yahoo.com.cn
or
Geoff Eiten, Investor Relations
OTC Financial Network
Tel: 781.444.6100 Ext.613
geiten@otcfn.com
www.otcfn.com/csgh